UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  July 2, 2015

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive office and registrant's telephone number	IRS Employer Identification Number
001-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

During the first quarter of 2015, NextEra Energy Partners, LP (NEP) completed the acquisition of the following projects (acquired assets):

•	Palo Duro - an approximately 250 megawatt (MW) wind project located in Hansford and Ochiltree Counties, Texas; and

•	Shafter - a 20 MW solar project under construction located in Shafter, California.

The acquired assets were previously owned by indirect subsidiaries of NextEra Energy, Inc. (NEE) and, as such, the acquisitions are considered a transfer of assets between entities under common control, which required them to be accounted for as if the transfers occurred since the inception of common control, with prior periods retrospectively adjusted to furnish comparative information. Accordingly, NEP is filing this Current Report on Form 8-K to reflect the historical results and financial position of the acquired assets prior to their respective acquisition dates for all periods presented in NEP's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 20, 2015, as amended (2014 Form 10-K).

The following items from NEP's 2014 Form 10-K, updated to reflect the effects of treating the acquired assets as a combination of businesses under common control, are included herein as Exhibit 99:

•	Item 6: Selected Financial Data;

•	Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations - Overview, Results of Operations and Liquidity and Capital Resources; and

•	Item 8: Financial Statements and Supplementary Data

The updated portions of the 2014 Form 10-K described above are attached as Exhibit 99 hereto. Other than the items listed above, NEP is not otherwise updating any other portion of its 2014 Form 10-K. This Current Report on Form 8-K should be read in conjunction with NEP's 2014 Form 10-K and its other SEC filings under the Securities Exchange Act of 1934, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
23	Consent of Independent Registered Public Accounting Firm
99
Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations - Overview, Results of Operations and Liquidity and Capital Resources and Financial Statements and Supplementary Data

101.INS	XBRL Instance Document
101.SCH	XBRL Schema Document
101.PRE	XBRL Presentation Linkbase Document
101.CAL	XBRL Calculation Linkbase Document
101.LAB	XBRL Label Linkbase Document
101.DEF	XBRL Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 2, 2015

NEXTERA ENERGY PARTNERS, LP
(Registrant)

By:	NextEra Energy Partners GP, Inc., its general partner

CHRIS N. FROGGATT
Chris N. Froggatt Controller and Chief Accounting Officer

3